Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Reports All-Time Record Profits On 26 Percent Revenue Increase

HOUSTON, Oct. 25, 2012 — Group 1 Automotive, Inc. (NYSE: GPI), a Fortune 500 automotive retailer, today reported record 2012 third-quarter net income of $31.3 million and record diluted earnings per common share of $1.32 for the period ended Sept. 30, 2012. Net income increased 31.6 percent from the comparable, adjusted prior-year period which, as shown in the attached reconciliation table, excluded a non-cash asset impairment charge.

Year-to-date 2012 adjusted net income increased 31.4 percent, to a record $84.2 million. Adjusted diluted earnings per common share were $3.54, making this the best first nine-month results in the company’s history.

“Group 1 reported all-time, record-setting revenues, gross profit, net income and diluted earnings per common share in the third quarter, driven by strong growth in all segments of the business, including record results in finance and insurance,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “Group 1’s new vehicle unit sales continue to outpace industry retail sales, reflecting the strength of our brand mix and strong execution by our operating team. In addition, I am especially proud of the growth our team has delivered in used retail unit sales, where we have significantly outperformed the market this year as well.”

Third-Quarter 2012 Results (on a year-over-year basis unless otherwise noted)

•	Setting new all-time records, total gross profit grew 17.1 percent on 25.9 percent higher revenues of $2.0 billion.

•

New vehicle gross profit increased 18.5 percent on 32.3 percent higher revenues, as the company retailed 34.0 percent more units. Average vehicle selling price declined 1.2 percent, to $33,050, as the mix shifted from luxury and trucks to mid-line imports.

•	Retail used vehicle average selling price increased 2.6 percent, to $20,612, and the company retailed 19.5 percent more units, driving the 17.7 percent gross profit and 22.6 percent revenue growth.

•	Parts and service gross profit increased 8.1 percent on revenue growth of 7.1 percent.

•	Finance and insurance gross profit per retail unit increased $64, to an all-time record $1,220, as penetration rates improved in both finance and vehicle service contracts.

•	Selling, general and administrative expenses as a percent of revenues improved 110 basis points, to 10.9 percent.

•

Selling, general and administrative expenses as a percent of gross profit improved to 74.2 percent, from both the prior-year period and the second quarter on a comparable basis, as the company continued to leverage gross profit growth.

•	Operating margin remained flat, at 3.4 percent, from the prior-year and second-quarter periods on a comparable basis.

Corporate Development

During the third quarter, Group 1 purchased a Hyundai franchise in Houston that is estimated to generate $30.0 million in annual revenues. The company also disposed of a Lincoln franchise in Houston that generated trailing-12-month revenues of $17.6 million.

In October, Group 1 acquired a Hyundai dealership in Oklahoma City, Okla., that is estimated to generate $45.0 million in annual revenues. The company also disposed of a Nissan dealership and a Mazda dealership in the Boston area that generated $67.2 million in combined annual revenues during the last 12 months.

Year to date, Group 1 has acquired 14 franchises that are expected to generate $580.0 million in annual revenues and disposed of three franchises that generated $84.8 million of annual revenues.

Group 1 Automotive, Inc.

Third-Quarter Earnings Conference Call

Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the third-quarter financial results and the company’s outlook and strategy.

The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/news/events.aspx. A replay will be available for 30 days.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.317.6789

International: 1.412.317.6789

Conference ID: 10019588

A telephonic replay will be available following the call through Nov. 2 at 9 a.m. ET by dialing:

Domestic: 1.877.344.7529

International: 1.412.317.0088

Conference ID: 10019588

About Group 1 Automotive, Inc.

Group 1 owns and operates 121 automotive dealerships, 158 franchises, and 30 collision centers in the United States and the United Kingdom that offer 32 brands of automobiles. Through its dealerships, the company sells new and used cars and light trucks; arranges related vehicle financing, service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Group 1 Automotive can be reached on the Internet at www.group1auto.com.

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE: Group 1 Automotive, Inc.

Group 1 Automotive, Inc.

Investor Contacts:

Kim Paper Canning

Manager, Investor Relations

Group 1 Automotive, Inc.

713-647-5741 | kpaper@group1auto.com

Media Contacts:

Pete DeLongchamps

V.P. Financial Services and Manufacturer Relations

Group 1 Automotive, Inc.

713-647-5770 | pdelongchamps@group1auto.com

or

Clint Woods

Pierpont Communications, Inc.

713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.

Consolidated Statements of Operations

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	% Change	2012	2011	% Change
REVENUES:
New vehicle retail sales	$1,141,286	$862,660	32.3	$3,134,591	$2,457,255	27.6
Used vehicle retail sales	462,395	377,115	22.6	1,333,603	1,053,609	26.6
Used vehicle wholesale sales	78,424	69,051	13.6	218,415	191,609	14.0
Parts and service	224,990	210,067	7.1	658,404	609,108	8.1
Finance and insurance	69,477	51,496	34.9	192,130	142,255	35.1

Total revenues	1,976,572	1,570,389	25.9	5,537,143	4,453,836	24.3

COST OF SALES:
New vehicle retail sales	1,074,736	806,498	33.3	2,951,379	2,304,057	28.1
Used vehicle retail sales	424,663	345,048	23.1	1,220,628	958,094	27.4
Used vehicle wholesale sales	79,067	69,254	14.2	216,031	187,651	15.1
Parts and service	106,875	100,836	6.0	312,106	289,295	7.9

Total cost of sales	1,685,341	1,321,636	27.5	4,700,144	3,739,097	25.7

GROSS PROFIT	291,231	248,753	17.1	836,999	714,739	17.1

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	216,082	188,185	14.8	629,521	547,120	15.1

DEPRECIATION AND AMORTIZATION EXPENSE	8,096	6,845	18.3	23,074	19,881	16.1

ASSET IMPAIRMENTS	—	3,644	(100.0)	288	4,008	(92.8)

OPERATING INCOME	67,053	50,079	33.9	184,116	143,730	28.1

OTHER EXPENSE:
Floorplan interest expense	(7,942)	(6,964)	14.0	(23,424)	(20,245)	15.7

Other interest expense, net	(9,619)	(8,644)	11.3	(27,849)	(24,811)	12.2

INCOME BEFORE INCOME TAXES	49,492	34,471	43.6	132,843	98,674	34.6

PROVISION FOR INCOME TAXES	(18,157)	(12,977)	39.9	(49,766)	(37,135)	34.0

NET INCOME	$31,335	$21,494	45.8	$83,077	$61,539	35.0

DILUTED INCOME PER SHARE	$1.32	$0.91	45.1	$3.50	$2.57	36.2

Weighted average dilutive common shares outstanding	22,458	22,219	1.1	22,501	22,533	(0.1)
Weighted average participating securities	1,245	1,392	(10.6)	1,257	1,392	(9.7)

Total weighted average shares outstanding	23,703	23,611	0.4	23,758	23,925	(0.7)

Group 1 Automotive, Inc.

Consolidated Balance Sheets

(Dollars in thousands)

	September 30, 2012	December 31, 2011	% Change
	(Unaudited)
ASSETS:

CURRENT ASSETS:
Cash and cash equivalents	$38,822	$14,895	160.6
Contracts in transit and vehicle receivables, net	150,170	167,507	(10.4)
Accounts and notes receivable, net	98,106	92,775	5.7
Inventories, net	1,107,193	867,470	27.6
Deferred income taxes	19,223	16,012	20.1
Prepaid expenses and other current assets	33,217	16,925	96.3

Total current assets	1,446,731	1,175,584	23.1
PROPERTY AND EQUIPMENT, net	649,811	585,633	11.0
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	759,068	702,145	8.1
OTHER ASSETS	11,175	12,981	(13.9)

Total assets	$2,866,785	$2,476,343	15.8

LIABILITIES AND STOCKHOLDERS’ EQUITY:

CURRENT LIABILITIES:
Floorplan notes payable - credit facility	$910,849	$718,945	26.7
Offset account related to floorplan notes payable - credit facility	(128,264)	(109,207)	17.5
Floorplan notes payable - manufacturer affiliates	172,738	155,980	10.7
Current maturities of long-term debt and short-term financing	30,293	14,663	106.6
Current liabilities from interest rate risk management activities	361	7,273	(95.0)
Accounts payable	164,922	148,048	11.4
Accrued expenses	117,892	109,245	7.9

Total current liabilities	1,268,791	1,044,947	21.4
2.25% CONVERTIBLE SENIOR NOTES (aggregate principal of $182,753 at September 30, 2012 and December 31, 2011)	150,465	144,985	3.8
3.00% CONVERTIBLE SENIOR NOTES (aggregate principal of $115,000 at September 30, 2012 and December 31, 2011)	79,854	77,401	3.2
MORTGAGE FACILITY, net of current maturities	54,401	38,873	39.9
OTHER REAL ESTATE RELATED AND LONG-TERM DEBT, net of current maturities	224,787	184,237	22.0
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	36,587	37,105	(1.4)
DEFERRED INCOME TAXES	90,548	78,459	15.4
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	44,708	26,766	67.0
OTHER LIABILITIES	41,047	36,470	12.6
COMMITMENTS AND CONTINGENCIES

TEMPORARY EQUITY - REDEEMABLE EQUITY PORTION OF THE 3.00% CONVERTIBLE SENIOR NOTES	33,313	—	100.0

STOCKHOLDERS’ EQUITY:
Common stock	260	260	—
Additional paid-in capital	334,942	363,375	(7.8)
Retained earnings	664,124	591,037	12.4
Accumulated other comprehensive loss	(34,288)	(29,236)	17.3
Treasury stock	(122,754)	(118,336)	3.7

Total stockholders’ equity	842,284	807,100	4.4

Total liabilities and stockholders’ equity	$2,866,785	$2,476,343	15.8

KEY DEBT COVENANT METRICS:

Senior secured adjusted leverage ratio (must be less than 3.75)	2.38	2.46
Total adjusted leverage ratio (must be less than 5.50)	3.43	3.65
Fixed charge coverage ratio (must be greater than 1.35)	2.04	1.94

Group 1 Automotive, Inc.

Consolidated Statements of Adjusted Cash Flows from Operating Activities

(Unaudited)

(In thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	% Change	2012	2011	% Change
Net income	$31,335	$21,494	45.8	$83,077	$61,539	35.0
Adjustments to reconcile net income to net cash provided by operating activities:
Asset impairments	—	3,644	(100.0)	288	4,008	(92.8)
Depreciation and amortization	8,096	6,845	18.3	23,074	19,881	16.1
Deferred income taxes	4,680	2,170	115.7	10,755	16,280	(33.9)
Gain on disposition of assets and franchise	(543)	(181)	200.0	(2,131)	(967)	120.4
Stock-based compensation	3,028	2,775	9.1	8,943	8,333	7.3
Amortization of debt discount and issue costs	3,271	3,023	8.2	9,659	8,871	8.9
Other	537	87	517.2	594	(15)	4,060.0
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Accounts payable and accrued expenses	1,671	14,833	(88.7)	19,294	39,722	(51.4)
Accounts and notes receivable	21,400	(55)	39,009.1	6,680	3,908	70.9
Inventories	(33,063)	58,901	(156.1)	(193,145)	111,704	(272.9)
Contracts-in-transit and vehicle receivables	1,264	5,398	(76.6)	25,135	13,525	85.8
Prepaid expenses and other assets	360	(4,477)	108.0	6,575	(3,454)	290.4
Floorplan notes payable - credit facility (1)	24,214	(83,371)	129.0	175,795	(156,657)	212.2
Floorplan notes payable - manufacturer affiliates (2)	(2,902)	(13,416)	(78.4)	(5,979)	(7,550)	(20.8)
Deferred revenues	(704)	(297)	137.0	(110)	(1,245)	(91.2)

Adjusted net cash provided by operating activities	$62,644	$17,373	260.6	$168,504	$117,883	42.9

(1)

Excludes net acquisition/(disposition) related activity of $397 and $16,109 and for the three and nine months ended September 30, 2012, respectively, and $20,476 for the nine months ended September 30, 2011.

(2)	Excludes net acquisition/(disposition) related activity of $26,578 and for the nine months ended September 30, 2011.

Group 1 Automotive, Inc.

Additional Information - Consolidated

(Unaudited)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2012 (%)	2011 (%)	2012 (%)	2011 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
East	Massachusetts	9.6	11.2	10.0	11.6
	New Jersey	5.0	4.8	5.0	5.5
	Georgia	3.8	3.1	3.5	3.5
	New Hampshire	2.8	2.8	2.9	3.1
	New York	2.5	3.5	3.0	3.7
	Louisiana	2.1	2.7	2.5	3.0
	Mississippi	1.8	2.0	2.0	2.0
	South Carolina	1.7	1.4	1.8	1.4
	Florida	1.7	0.7	1.2	0.7
	Alabama	0.9	1.4	1.0	1.2
	Maryland	0.6	0.7	0.6	0.8

		32.5	34.3	33.5	36.5

West	Texas	36.2	38.2	36.7	34.9
	California	14.5	12.9	14.5	14.0
	Oklahoma	8.0	8.5	7.8	8.3
	Kansas	1.4	0.9	1.4	1.0

		60.1	60.5	60.4	58.2

International	United Kingdom	7.4	5.2	6.1	5.3

		100.0	100.0	100.0	100.0

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		30.8	28.7	30.9	30.6
Nissan/Infiniti		12.0	15.2	11.9	14.0
Honda/Acura		11.1	9.3	11.2	11.1
BMW/MINI		10.1	13.1	10.7	13.2
Ford		8.8	10.1	9.2	8.5
Volkswagen/Audi/Porsche		8.3	2.8	6.5	2.5
GM		5.5	6.2	5.8	5.3
Daimler		4.3	5.0	4.6	5.5
Chrysler		4.3	5.0	4.4	4.5
Other		4.8	4.6	4.8	4.8

		100.0	100.0	100.0	100.0

NEW VEHICLE UNIT SALES OTHER MIX:
Import		54.7	52.1	55.0	54.3
Luxury		27.6	26.7	26.4	27.6
Domestic		17.7	21.2	18.6	18.1

		100.0	100.0	100.0	100.0

Car		57.4	53.5	57.0	55.1
Truck		42.6	46.5	43.0	44.9

		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.

Additional Information - Consolidated

(Unaudited)

(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	% Change	2012	2011	% Change
REVENUES:
New vehicle retail sales	$1,141,286	$862,660	32.3	$3,134,591	$2,457,255	27.6

Used vehicle retail sales	462,395	377,115	22.6	1,333,603	1,053,609	26.6
Used vehicle wholesale sales	78,424	69,051	13.6	218,415	191,609	14.0

Total used	540,819	446,166	21.2	1,552,018	1,245,218	24.6
Parts and service	224,990	210,067	7.1	658,404	609,108	8.1
Finance and insurance	69,477	51,496	34.9	192,130	142,255	35.1

Total	$1,976,572	$1,570,389	25.9	$5,537,143	$4,453,836	24.3

GROSS MARGIN %:
New vehicle retail sales	5.8	6.5		5.8	6.2
Used vehicle retail sales	8.2	8.5		8.5	9.1
Used vehicle wholesale sales	(0.8)	(0.3)		1.1	2.1
Total used	6.9	7.1		7.4	8.0
Parts and service	52.5	52.0		52.6	52.5
Finance and insurance	100.0	100.0		100.0	100.0
Total	14.7	15.8		15.1	16.0

GROSS PROFIT:
New vehicle retail sales	$66,550	$56,162	18.5	$183,212	$153,198	19.6

Used vehicle retail sales	37,732	32,067	17.7	112,975	95,515	18.3
Used vehicle wholesale sales	(643)	(203)	216.7	2,384	3,958	(39.8)

Total used	37,089	31,864	16.4	115,359	99,473	16.0
Parts and service	118,115	109,231	8.1	346,298	319,813	8.3
Finance and insurance	69,477	51,496	34.9	192,130	142,255	35.1

Total	$291,231	$248,753	17.1	$836,999	$714,739	17.1

UNITS SOLD:
Retail new vehicles sold	34,532	25,777	34.0	95,386	74,578	27.9

Retail used vehicles sold	22,433	18,770	19.5	65,186	52,700	23.7
Wholesale used vehicles sold	12,049	9,697	24.3	33,287	27,246	22.2

Total used	34,482	28,467	21.1	98,473	79,946	23.2

AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,050	$33,466	(1.2)	$32,862	$32,949	(0.3)
Used vehicle retail	$20,612	$20,091	2.6	$20,458	$19,993	2.3

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,927	$2,179	(11.6)	$1,921	$2,054	(6.5)
Used vehicle retail sales	1,682	1,708	(1.5)	1,733	1,812	(4.4)
Used vehicle wholesale sales	(53)	(21)	152.4	72	145	(50.3)
Total used	1,076	1,119	(3.8)	1,171	1,244	(5.9)
Finance and insurance (per retail unit)	$1,220	$1,156	5.5	$1,197	$1,118	7.1

OTHER: (1)
SG&A expenses	$216,082	$188,185	14.8	$627,942	$547,120	14.8
SG&A as % revenues	10.9	12.0		11.3	12.3
SG&A as % gross profit	74.2	75.7		75.0	76.5
Operating margin %	3.4	3.4		3.4	3.3
Pretax margin %	2.5	2.4		2.4	2.3

FLOORPLAN EXPENSE:
Floorplan interest	$(7,942)	$(6,964)	14.0	$(23,424)	$(20,245)	15.7
Floorplan assistance	9,204	6,740	36.6	25,276	18,836	34.2

Net floorplan income (expense)	$1,262	$(224)	663.4	$1,852	$(1,409)	231.4

(1)

These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.

Additional Information - Same Store(1)

(Unaudited)

(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	% Change	2012	2011	% Change
REVENUES:
New vehicle retail sales	$1,036,633	$862,661	20.2	$2,856,681	$2,452,455	16.5

Used vehicle retail sales	425,287	377,115	12.8	1,228,597	1,051,812	16.8
Used vehicle wholesale sales	68,160	69,051	(1.3)	192,587	191,528	0.6

Total used	493,447	446,166	10.6	1,421,184	1,243,340	14.3
Parts and service	210,839	210,066	0.4	615,547	607,733	1.3
Finance and insurance	64,996	51,508	26.2	178,771	141,994	25.9

Total	$1,805,915	$1,570,401	15.0	$5,072,183	$4,445,522	14.1

GROSS MARGIN %:
New vehicle retail sales	5.7	6.5		5.8	6.2
Used vehicle retail sales	8.3	8.5		8.5	9.1
Used vehicle wholesale sales	(0.7)	(0.3)		1.3	2.1
Total used	7.0	7.1		7.5	8.0
Parts and service	52.3	52.0		52.5	52.5
Finance and insurance	100.0	100.0		100.0	100.0
Total	14.9	15.8		15.3	16.0

GROSS PROFIT:
New vehicle retail sales	$59,171	$56,164	5.4	$165,138	$152,862	8.0

Used vehicle retail sales	35,141	32,066	9.6	104,090	95,246	9.3
Used vehicle wholesale sales	(453)	(203)	123.2	2,445	3,940	(37.9)

Total used	34,688	31,863	8.9	106,535	99,186	7.4
Parts and service	110,183	109,230	0.9	323,420	319,327	1.3
Finance and insurance	64,996	51,508	26.2	178,771	141,994	25.9

Total	$269,038	$248,765	8.1	$773,864	$713,369	8.5

UNITS SOLD:
Retail new vehicles sold	31,463	25,777	22.1	87,154	74,414	17.1

Retail used vehicles sold	20,808	18,770	10.9	60,398	52,606	14.8
Wholesale used vehicles sold	10,763	9,697	11.0	29,925	27,232	9.9

Total used	31,571	28,467	10.9	90,323	79,838	13.1

AVERAGE RETAIL SALES PRICE:
New vehicle retail	$32,948	$33,467	(1.6)	$32,777	$32,957	(0.5)
Used vehicle retail	$20,439	$20,092	1.7	$20,342	$19,994	1.7

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,881	$2,179	(13.7)	$1,895	$2,054	(7.7)
Used vehicle retail sales	1,689	1,708	(1.1)	1,723	1,811	(4.9)
Used vehicle wholesale sales	(42)	(21)	100.0	82	145	(43.4)
Total used	1,099	1,119	(1.8)	1,179	1,242	(5.1)
Finance and insurance (per retail unit)	$1,243	$1,156	7.5	$1,212	$1,118	8.4

OTHER: (2)
SG&A expenses	$198,852	$188,230	5.6	$578,619	$546,415	5.9
SG&A as % revenues	11.0	12.0		11.4	12.3
SG&A as % gross profit	73.9	75.7		74.8	76.6
Operating margin %	3.5	3.4		3.4	3.3

FLOORPLAN EXPENSE:
Floorplan interest	$(7,364)	$(6,964)	5.7	$(21,543)	$(20,166)	6.8
Floorplan assistance	8,544	6,740	26.8	23,017	18,806	22.4

Net floorplan income (expense)	$1,180	$(224)	626.8	$1,474	$(1,360)	208.4

(1)

Same store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same store results also include the activities of our corporate office.

(2)

These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.

Reconciliation of Certain Non-GAAP Financial Measures

(Unaudited)

(Dollars in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	% Change	2012	2011	% Change
NET INCOME RECONCILIATION:

As reported	$31,335	$21,494	45.8	$83,077	$61,539	35.0
After-tax adjustments:
Non-cash asset impairment charges (2)	—	2,309		115	2,534
Net gain on real estate transactions (3)	—	—		(659)	—
Insurance deductibles for hail storm damage (4)	—	—		1,658	—

Adjusted net income (1)	$31,335	$23,803	31.6	$84,191	$64,073	31.4

ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:

Adjusted net income	$31,335	$23,803	31.6	$84,191	$64,073	31.4
Less: Adjusted earnings allocated to participating securities	1,641	1,392	17.9	4,432	3,697	19.9

Adjusted net income available to diluted common shares	$29,694	$22,411	32.5	$79,759	$60,376	32.1

DILUTED INCOME PER COMMON SHARE RECONCILIATION:

As reported	$1.32	$0.91	45.1	$3.50	$2.57	36.2
After-tax adjustments:
Non-cash asset impairment charges	—	0.10		—	0.11
Net gain on real estate transactions	—	—		(0.03)	—
Insurance deductibles for hail storm damage	—	—		0.07	—

Adjusted diluted income per share (1)	$1.32	$1.01	30.7	$3.54	$2.68	32.1

SG&A RECONCILIATION:

As reported	$216,082	$188,185	14.8	$629,521	$547,120	15.1
Pre-tax adjustments:
Net gain on real estate transactions	—	—		1,071	—
Insurance deductibles for hail storm damage	—	—		(2,650)	—

Adjusted SG&A (1)	$216,082	$188,185	14.8	$627,942	$547,120	14.8

SG&A AS % REVENUES:

Unadjusted	10.9	12.0		11.4	12.3
Adjusted (1)	10.9	12.0		11.3	12.3

SG&A AS % OF GROSS PROFIT:

Unadjusted	74.2	75.7		75.2	76.5
Adjusted (1)	74.2	75.7		75.0	76.5

OPERATING MARGIN %:

Unadjusted	3.4	3.2		3.3	3.2
Adjusted (1), (5)	3.4	3.4		3.4	3.3

PRETAX MARGIN %:

Unadjusted	2.5	2.2		2.4	2.2
Adjusted (1), (5)	2.5	2.4		2.4	2.3

SAME STORE SG&A RECONCILIATION:

As reported
Pre-tax adjustments:	$198,852	$188,230	5.6	$581,773	$546,415	6.5
Loss on real estate transaction	—	—		(504)	—
Insurance deductibles for hail storm damage	—	—		(2,650)	—

Adjusted Same Store SG&A (1)	$198,852	$188,230	5.6	$578,619	$546,415	5.9

SAME STORE SG&A AS % REVENUES:

Unadjusted	11.0	12.0		11.5	12.3
Adjusted (1)	11.0	12.0		11.4	12.3

SAME STORE SG&A AS % OF GROSS PROFIT:

Unadjusted	73.9	75.7		75.2	76.6
Adjusted (1)	73.9	75.7		74.8	76.6

SAME STORE OPERATING MARGIN %:

Unadjusted	3.5	3.2		3.4	3.2
Adjusted (1), (6)	3.5	3.4		3.4	3.3

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	% Change	2012	2011	% Change
CASH FLOWS FROM OPERATING ACTIVITIES RECONCILIATION:
Net cash provided by (used in) operating activities	$38,430	$100,744	(61.9)	$(7,291)	$301,118	(102.4)
Change in floorplan notes payable-credit facility, excluding floorplan offset account and net acquisition and disposition related activity	24,214	(83,371)		175,795	(156,657)
Change in floorplan notes payable-manufacturer affiliates associated with net acquisition and disposition related activity	—	—		—	(26,578)

Adjusted net cash provided by operating activities (1)	$62,644	$17,373	260.6	$168,504	$117,883	42.9

(1)

We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)

Adjustment is net of tax benefit of $72 for the nine months ended September 30, 2012, and $1,335 and $1,474 for the three and nine months ended September 30, 2011, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(3)	Adjustment is net of tax provision of $412 for the nine months ended September 30, 2012, calculated utilizing the applicable federal and state tax rates for the adjustment.
(4)	Adjustment is net of tax benefit of $992 for the nine months ended September 30, 2012, calculated utilizing the applicable federal and state tax rates for the adjustment.
(5)	Excludes the impact of non-cash asset impairment charges for all periods, as well as a net gain on real estate transactions and insurance deductibles for hail storm damage in 2012.
(6)

Excludes the impact of Same Store non-cash asset impairment charges of $187 for the nine months ended September 30, 2012, and $3,644 and $3,964 for the three and nine months ended September 30, 2011, respectively. In addition, this excludes the impact of Same Store loss on real estate transaction of $504 and insurance deductibles of $2,650 for the nine months ended September 30, 2012. Adjusted Same Store operating income was $62,569, $53,689, $173,287, and $147,100 for the periods presented respectively.